Exhibit 99.1

Corporate OverviewNovember 2022

2 Forward-looking statementsThis presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates throughdevelopment activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic, geopolitical issues and inflation on our business and operations, supply chain and laborforce; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Emerging leader in cell therapies for cancer

Comprehensive iPSC cell platform
For immune effector cells

Technical Expertise
Genetic and protein engineering, process development and immuno-oncology

Foundation in Science
Continuing investment in innovation drives R&D

State-of-the-art GMP manufacturing facility
Fully operational, enabling improved and faster product iteration

Financial Strength
Cash runway into 2025, Ended 3Q22 with cash, cash equivalents, and investments of $395.3M

Emerging pipeline of candidates
Product engine anticipated to deliver 5 INDs over the next 3 years; CNTY-101 Phase 1 trial initiating imminently

BMS Discovery Collaboration
Initial focus on AML (CNTY-104) and Multiple Myeloma (CNTY-106)

~200
Employees including experienced leaders and entrepreneurs

iPSC Platform

Building a next generation allogeneic cell therapy platform

iPSC Reprogramming



- Comprehensive collection of clinical grade lines (CD34+ HSC, αβ T cell, γδ T cell derived)

Gene Editing



- Proprietary gene editing platform
  - CRISPR MAD7-derived gene editing for precise transgene integration

iPSC Differentiation/Manufacturing



- Scalable protocols and processes to produce highly functional iNK and iT cell products

Protein Engineering



- Developing proprietary next-generation CARs
- Universal tumor targeting platform

Vertically integrated capabilities differentiate Century's approach

5

6 Foundational investments in iPSC know-how and manufacturing Established in-house manufacturing accelerates learnings and enables faster product iteration•53,000 ft2facility •Designed to produce multiple immune cell types•Two sites provides optionality and maximizes flexibilityiPSC license and collaboration agreement established in 2018•Access to clinical grade iPSC lines •Exclusive IP and know-how to generate immune effector cells using feeder-free methods (NK, T, Mac, DC)•FCDI GMP manufacturing capacity for Century’s product candidates•Leveraging two decades of research & investment at University of Wisconsin and FCDI

Precision CRISPR MAD7 mediated sequential gene editing of iPSC cells generates uniform product candidates



Sequential selection steps
iPSC
bank
Multiple gene edits
(KO/KI)
iSPC Precision Engineering
Target locus
MAD7 CRISPR nuclease
Double-strand break
+
Donor DNA template
Site-specific insertion
CRISPR-mediated HDR (MAD 7)
Engineered iPSC
Master Cell Bank
(MCB)

Advantages of Century's Platform

Precise CRISPR mediated homology directed repair reduces off-target integration

Stepwise and efficient gene editing **avoids risky multiplex modification** and structural variants

Quality control through generation of homogenous MCB establishes genomic product **integrity**

Manufacturing begins at the MCB, confirmed to be **free from genetic aberrations**

CENTURY THERAPEUTICS 7

8 Allo-EvasionTM1.0 designed to overcome 3 major pathways of host vs graft rejection1.Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells 2.Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells3.Knock-in of HLA-E prevents killing by NK cells β 2M KO (HLA-I) HLA-E KICIITA KO (HLA-II) CD8+ T Cell CD4+T Cell NK cell 3 core edits disarm host cells from eliminating therapy

9 Allo-EvasionTM3.0 Provides Additional Protection Against NK Cell Killing1.Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells 2.Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells3.Knock-in of HLA-E prevents killing by NK cells4.Knock-in of HLA-G prevents killing by NK cells β 2M KO (HLA-I) HLA-E KICIITA KO (HLA-II) CD8+ T Cell CD4+T Cell NK cell 4 core edits disarm host cells from eliminating therapy HLA-G KI

Expression of HLA-E + HLA-G further protects from NK cell killing

Proof-of-Concept Study with HLA-I Null K562 Cells Engineered with HLA-E and HLA-G



K562
HLA-E
HLA-G
Activating ligand
NKG2A
KIRs, LIRs
Activating receptor
Allogeneic NK

- HLA-E and HLA-G engage different receptors on NK cells including NKG2A, KIRs, and LIRs
- The expression of NKG2A, KIRs, and LIRs varies among NK cells from different donors

The Combination of HLA-E + HLA-G Improved Protection to Killing by Allogeneic NK Cells



Donor RC01
% Killing
100
80
60
40
20
0
0.125
0.25
0.5
1
2
4
8
16
32
Ratio (E:T)
Parental K562
HLA-G K562
HLA-E K562
HLA-E+G K562



Agglomerated Data from 22 NK Cell Donors
Relative cytolysis
1.0
0.8
0.6
0.4
0.2
0.0
No edit
HLA-G
HLA-E
HLA-E/G

CENTURY THERAPEUTICS
10

Illustrative potential of Allo-evasion™ on cellular pharmacokinetics and multiple doses


With Allo-Evasion™ engineering
Without Allo-Evasion™ engineering
Initial dose
Repeat dose
Repeat dose
Minimum threshold to maintain pharmacological pressure

Lack of durable responses seen to date in other allogeneic approaches likely due to rejection of the product

CENTURY THERAPEUTICS 11

Discovery

Common progenitor milestone enables cost, time efficiencies


Reprogramming
Cell engineering
Manufacturing
CD34⁺ HSC
T cell
NK cell
Reprogramming
Multiple gene edits
iPSC bank
Engineered iPSC
New Starting Point
+ CAR
Common Progenitor iNK 3.0
Differentiation
iNK cell

- iPSC cell bank with 12 core 3.0 gene edits introduced in 5 sequential steps
- Resets product development starting point: accelerates and de-risks development candidate selection

CENTURY THERAPEUTICS 13

iNK 3.0 common progenitor multiple new features for enhanced functionality



Imaging + Cytokine support + Safety switch
IL-15/IL15RA
PSMA
HLA-I KO
HLA-II KO
HSV-TK
Safety switch
CD16
Allo-Evasion 3.0
Tumor cell killing
HLA-E
HLA-G
NKG2D
CD70 KO
NKG2A KO
Cell Fitness

ENGINEERING PROFILE			
Step	**Gene Edit**		**Rationale**
1	KO	**NKG2A**	Potential to block inhibitory signal
	KI	**IL15/IL15Ra**	Homeostatic cytokine support
2	KO	B2M	Allo-Evasion
	KI	HLA-E-2A-**HLA-G**	Allo-Evasion
3	KO	CIITA ex5	Allo-Evasion
	KI	**HSV-TK-2A-PSMA**	Safety switch + cell tracer
4	KO	**CD70**	Landing pad, potential to enhance cell fitness
	KI	**CD16-2A-NKG2D**	Ab targeting + Tumor stress ligands
5	INS	CLYBL	Safe harbor site
	KI	CAR	Tumor targeting

Common Progenitor Features (Steps 1–4)

Boldface: iNK 3.0-specific gene edits

CENTURY THERAPEUTICS 14

iNK common progenitor edits confer improved persistence and anti-tumor efficacy

Engineering with IL15/IL15Ra shows increased persistence *in vitro* and *in vivo*

A IL15/IL15Ra **B** *in vitro* **C** *in vivo*



Fold Persistence Over 7 Days
No IL15
iso sIL-15
Eng. IL15/15Ra
iNK/100K Live Cells
sIL-15
IL15/15Ra

High affinity CD16 demonstrates enhanced ADCC activity

A CD16 **B** ADCC Assay



Clone 1
Clone 2
Live Cells
isotype
Rituximab
Time (hrs)

iNK cells engineered with NKG2D demonstrate enhanced tumor cell killing

A NKG2D **B** Cytotoxicity Assay



Clone 1
Clone 2
Normalized Target count
IgG
NKG2D Block
iPSC1908 IgG
Time (hrs)
Time (hr)

Gurung, et al, SITC 2022

CENTURY THERAPEUTICS

15

Pipeline and Franchises

Century's Key Areas of Internal Focus

B cell malignancies

CNTY-101: Lead product candidate, CD19 targeted CAR-iNK

CNTY-102: First γδ iT candidate, multi-specific (CD19 + CD79b) CAR-iT

Designed to increase proportion of patients achieving durable responses through multi-dosing regimens enabled by key Allo-Evasion™ edits

Glioblastoma

CNTY-103: CD133 CAR iNK for recurrent GBM

Address heterogeneity via multi-tumor antigen targeting and safety and technical trafficking challenges with locoregional delivery

Nectin-4 + Solid tumors

CNTY-107: Nectin-4 targeted CAR GD iT

Leveraging gamma delta iT platform designed to address several solid tumor indications with high expression of Nectin-4 and unmet need

CENTURY THERAPEUTICS 17

CNTY-101: differentiated next-gen CD19 targeted product

CNTY-101

First cell product candidate designed to avoid all major pathways of host v graft rejection



HLA-I
Knockout
HLA-II
Knockout
HLA-E
Allo-Evasion™
edits
CD19 CAR
Safety
Switch
IL-15

ELIPSE-1 will assess:

Impact of Allo-Evasion on iNK cell persistence and PK after multiple dosing (schedule B)

Multiple dose regimen with up to 6 doses with single LD conditioning

Potential to increase durability of responses with Allo-Evasion enabled repeat dosing regimen



Subsequent dose(s) without additional LD*
LD
Day 1
Day 50
≥1bn cells/dose

* Subject to FDA approval

19 CNTY-101 shows strong pre-clinical anti-tumor activity In Vitro Serial killing assay Robust activity against lymphoma xenograftBorges, et al, ASH2021

Not for further distribution DL1 (100e6) (n= 1-3) DL1 (100e6) DL2 (300e6) DL3 (1000e6) DL-1 (30e6) No IL-2IL-2 SQ daily days 1-8 (Schedule A) or days 1-22 (Schedule B) Day 1 Day 1 Day 1 aEscalation guided by BOIN. SRC reviews data and implements dosing decisionsbAfter the single dose MTD has been reached or the maximal single dose has been evaluated, or earlier upon the recommendation of theIndependent Data Review Committeeand Sponsor decision, Schedule B will also be explored (ie, given weekly for 3 weeks), starting with a fractionated dose of approximately one-third the MTD. Starting dose Schedule A (n=3/cohorta) Schedule B (n=3/cohorta) Day 15 Day 8 DL2 (300e6) DL2 (300e6) DL2 (300e6) DL3 (1000e6) DL3 (1000e6) DL3 (1000e6) Schedule B opens with ~1/3 schedule A MTD One overall CNTY-101 RP2R will be declared per SRC recommendation, based on both Schedule A and B MTDs, and expanded.No IL-2 IL-2SQ daily days 1-8IL-2 SQ daily days 1-22 3 doses: 1 dose per week for three consecutive weeksELiPSE-1 Treatment Schema All patients receive standard LD Cy (300 mg/m2)/flu (30mg/m2) for 3 days Redosing for patients who demonstrate clinical benefit post-FDA approval

21 Transforming the cell therapy treatment paradigm •AUC main predictor of duration of response•Variable cell expansion/exposure drives toxicity and suboptimal responses •Finite repeatdosing regimens have the potential to exceed bar set by autologous cell therapy and deliver more durable responses, ifthe cells are engineered to avoid host rejection (Allo-EvasionTM) Single dose of allogeneic NK cells unlikely to match αβautologous CAR T Illustrative curves

Addressing unmet need in B-cell malignancies

Autologous Cell Therapies

- Only ~35-40% of patients achieve durable CRs
- Manufacturing complexity and toxicities limit community uptake

Allogeneic Cell Therapies

- Durable CRs inferior to approved autologous therapies
- Repeat dosing strategies dependent on additional LD cycles to avoid rejection

CD20 x CD3 Bispecifics

- Durable CRs inferior to approved autologous therapies
- Require chronic or 9-month long treatment cycles
- Toxicity profiles anticipated to limit uptake in community settings

CNTY-101 has a differentiated target product profile

- Allo-Evasion enables multiple dose strategy to potentially generate durable responses that match or exceed those of autologous
- Anticipated safety allows for community setting use

- Potential for short, finite, repeat-dosing regimen with single LD cycle
- Uniform, fully characterized product

- Potential for short, finite, repeat-dosing regimen with single LD cycle
- Anticipated safety favors community adoption

CENTURY THERAPEUTICS

CNTY-103: first program in CNS malignancies



Allo-Evasion™ edits
PSMA
IL-15/IL15RA
CD133 CAR
HLA-I KO
HLA-II KO
HSV-TK Safety switch
CD16
HLA-E
HLA-G
NKG2D
CD70 KO
NKG2A KO

CNTY-103
Leverages iNK 3.0 common progenitor

Uniquely positioned to address challenges of GBM

Challenge	Century's Solution
Trafficking	Local delivery with Ommaya reservoir
Heterogeneity	• CD133 CAR-mediated tumor cell killing • CD16-mediated killing with mAbs against tumor antigens • NKG2D-mediated killing through stress ligand recognition
Toxicity	Potentially minimize risks like CRS with iNK
Persistence	Potential to dose as needed

CENTURY THERAPEUTICS

Winning in Solid Tumors

Challenges	Century's Solution
Trafficking and infiltration	γδ iT cells - tissue homing
Tumor heterogeneity	• Engage endogenous immunity • Multi tumor targeting pathways
Requirement for chemotherapy conditioning	• Novel conditioning regimens • Genetic engineering
TME / Immunosuppressive environment	Future engineering strategies



Tracer
Cytokine support
TCR
CAR
CD16
TBD
Enhanced fitness
Allo-Evasion ™
Engineered γδ iT cell

CENTURY THERAPEUTICS 24

25 iPSC-derived GD T cells effective at tumor control as monotherapy and in combination with antibody Millar, et al, SITC 2022γδ-EGFR-CAR-T cells demonstrate significant CAR killing of ovarian spheroids γδCAR-T demonstrate additive efficacy in combination with trastuzumab Treatment% TGISignificance trastuzumab0P=0.9980γδ-CAR-T18P=0.7073γδ-CAR-T + trastuzumab42P=0.0358TGI = Tumor Growth Inhibition

Pipeline

Product candidate pipeline across cell platforms and targets in solid and hematologic cancers

Solid Tumors | Hematologic Tumors

Product	iPSC Platform	Targets	Indications	Expected IND Submission	Discovery	Preclinical	Clinical	Collaborator
CNTY-101	iNK	CD19	B-Cell Malignancies	Cleared to proceed 3Q22				
CNTY-103	iNK	CD133	Glioblastoma	2024				
CNTY-102	iT	CD19 + CD79b	B-Cell Malignancies	2024				
CNTY-104	iNK/iT	Multi-specific	Acute Myeloid Leukemia	2024				Bristol Myers Squibb
CNTY-106	iNK/iT	Multi-specific	Multiple Myeloma	2024				Bristol Myers Squibb
CNTY-107	iT	Nectin-4	Solid Tumors	2025				
Discovery Research Programs								
	iNK	TBD	Hematological Tumors	2023				
	iT	TBD	Solid Tumors	TBD				

CENTURY THERAPEUTICS 26

27 Anticipated Catalysts Over Next 12 MonthsUnderpinned by strong balance sheet with platform synergies and operational excellenceCNTY-101•Phase 1 (ELiPSE-1) trial initiation in B-cell malignancies (by YE22)CNTY-101 Follow On (CNTY-102) •Present pre-clinical data at major medical meeting (2H23)CNTY-103•Disclose pre-clinical data of development candidate at major medical meeting (2H23)